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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16, 2002



                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            TEXAS                        0-8493                 74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


          2707 NORTH LOOP WEST
             HOUSTON, TEXAS                                  77008
(Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700


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Item 5.     OTHER EVENTS.

On September 16, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Closing of Sale of Discontinued Business.

Item 7.     EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED SEPTEMBER 16, 2002, TITLED STEWART & STEVENSON ANNOUNCES CLOSING OF SALE OF DISCONTINUED BUSINESS.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                        STEWART & STEVENSON SERVICES, INC.




Date: September 16, 2002      By:  /s/ John B. Simmons
                                       Name: John B. Simmons
                                       Title: Vice President and Chief Financial
                                              Officer

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EXHIBIT INDEX

99.1 Company Press Release dated September 16, 2002, titled Stewart & Stevenson Announces Closing of Sale of Discontinued Business.